Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT

This AMENDMENT NO. 2 TO PURCHASE AND SALE AGREEMENT (this “Second Amendment”) dated as of December 28, 2007, is by and among ASC Signal Corporation, a corporation incorporated under the laws of Delaware (the “Purchaser”), Andrew Corporation, a Delaware corporation (“Andrew”), and Andrew Canada Inc., Andrew Limited, Andrew Holdings (Germany) GmbH, (each a “Seller”, and collectively with Andrew, the “Sellers”).  Purchaser and Sellers may be referred to individually as a “Party” and collectively as the “Parties.”

WHEREAS, the Parties have previously entered into that certain Purchase and Sale Agreement (the “Original Agreement”), made as of November 5, 2007;

WHEREAS, the Parties have previously entered into that certain Amendment No. 1 to Purchase and Sale Agreement, made as of December 20, 2007, amending the Original Agreement;

WHEREAS, the Purchaser has requested an extension of certain deadlines contained in the Original Agreement to allow it to secure the financing needed to fund its acquisition of the Business;

WHEREAS, in an effort to facilitate such request, the Sellers have agreed to extend certain deadlines contained in the Original Agreement in connection with the Purchaser’s efforts to secure adequate financing; and

WHEREAS, the Parties desire to further amend the Original Agreement, as permitted by Section 13.2 thereof;

NOW, THEREFORE, in consideration of the premises and the mutual agreements and covenants set forth herein, the Parties agree as follows:

1.                                       Amendment to Section 9.1.  Section 9.1 of the Original Agreement is hereby amended to (i) delete “November 30, 2007” from this Section and replace such date with “January 31, 2008” and (ii) delete “12:01 a.m. (central standard time)” from this Section and replace such time with “the close of business (central standard time)”.

2.                                       Amendment to Section 10.1(b).  Section 10.1(b) of the Original Agreement is hereby amended to delete “December 30, 2007” from this Section and replace such date with “January 31, 2008”.

3.                                       Amendment to Section 11.9.  Section 11.9 of the Original Agreement is hereby amended and restated as follows:

Effective as of February 1, 2008, the Purchaser shall, or shall cause an Affiliate of the Purchaser to, take all action necessary or otherwise appropriate to have the entity employing Transferred US Employees adopt and become a participating employer in a cafeteria plan within the meaning of Section 125 of the Code maintained for the benefit of the

Transferred US Employees and their dependents that provides those benefits set forth on Schedule 11.1(a)(ii).  The Code Section 125 plan of the Sellers and their Affiliates shall retain all liabilities with respect to reimbursements made to Transferred US Employees through and including January 31, 2008.

4.                                       Non-Waiver of Rights under Agreement.  This Second Amendment is made without prejudice to, and does not constitute a waiver of, any of the Sellers’ or Purchaser’s rights or remedies contained in, or related to, the Original Agreement, as amended, or pursuant to applicable Law.

5.                                       Effect of Amendment; Entire Agreement.  Except as and to the extent expressly modified by this Second Amendment or by other amendments, the Original Agreement shall remain in full force and effect in all respects.  The Original Agreement, as amended, contains the entire agreement of the Parties on the subject matter of the Original Agreement and neither Purchaser nor Sellers shall have any rights or obligations to each other except as explicitly provided for in the Original Agreement, as amended.  Each reference to “hereof,” “herein,” “hereby,” and “this Second Agreement” in the Original Agreement shall from and after the date hereof refer to the Original Agreement, as amended.  Notwithstanding anything to the contrary herein, the date of the Original Agreement, as amended hereby, shall in all instances remain as November 5, 2007, and references in the Original Agreement to “the date first above written,” “the date of this Agreement,” and similar references shall continue to refer to November 5, 2007.

6.                                       Miscellaneous.  The construction, interpretation, and performance of this Second Amendment shall be governed by the internal laws of Illinois.  This Second Amendment may be executed in one or more counterparts, each of which independently shall share the same effect as if it were the original, and all of which taken together shall constitute one and the same Amendment.

(Signature Page Follows)

IN WITNESS WHEREOF, the Parties have caused this Second Amendment to be executed as of the date first written above.

ASC SIGNAL CORPORATION

By:	/s/ Bassem Mansour
	Name:	Basem Mansour
	Title:	President and Treasurer

ANDREW CORPORATION

By:	/s/ Frank B. Wyatt, II
	Name:	Frank B. Wyatt, II
	Title:	Senior Vice President and Secretary

ANDREW CANADA, INC.

By:	/s/ Jude Panetta
	Name:	Jude Panetta
	Title:	President

ANDREW LIMITED

By:	/s/ Mark Olson
	Name:	Mark Olson
	Title:	Chairman

Amendement No. 2 to Purchase and Sale Agreement

ANDREW HOLDINGS (GERMANY) GMBH

By:	/s/ F. Willis Caruso, Jr.
	Name:	F. Willis Caruso, Jr.
	Title:	Managing Director